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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: OCTOBER 10, 2002
                       (Date of earliest event reported)




                        HORNBECK OFFSHORE SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                    333-69286               72-1375844
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)

    414 NORTH CAUSEWAY BLVD
         MANDEVILLE, LA                                           70448
     (Address of Principal                                      (Zip Code)
       Executive Offices)


                                 (985) 727-2000

              (Registrant's Telephone Number, Including Area Code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5 - OTHER EVENTS

     On October 14, 2002, Hornbeck Offshore Services, Inc. (the "Company") announced that Patricia B. Melcher and David A. Trice have been appointed to its Board of Directors effective October 10, 2002. The Company also announced that on October 11, 2002 it filed to withdraw its Registration Statement on Form S-1 relating to an initial public offering of its common stock, which was filed with the Securities and Exchange Commission on July 22, 2002. Additional information is included in the Company's press release dated October 14, 2002, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

     EXHIBIT
     NUMBER                                  DESCRIPTION
     -------                                 -----------
      99.1                       Press Release dated October 14, 2002.



                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Hornbeck Offshore Services, Inc.


Date:  October 14, 2002                    By: /s/ James O. Harp, Jr.
                                               ---------------------------------
                                               James O. Harp, Jr.
                                               Vice President and
                                               Chief Financial Officer



                                       3

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                                 EXHIBIT INDEX


     EXHIBIT
     NUMBER                                  DESCRIPTION
     -------                                 -----------
      99.1                       Press Release dated October 14, 2002.